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                                                                    EXHIBIT 23.1

                   CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS
                   -----------------------------------------

As independent public accountants, we hereby consent to the incorporation of our report, dated March 9, 2001 (except for the matters discussed in Note 15, as to which the date is April 12, 2001), included in this Form 10-K, into the Company's previously filed Registration Statement File Nos. 333-90681, 333-39416, 333-43888, and 333-48372.


                                                   /s/ ARTHUR ANDERSEN LLP

New York, New York
May 1, 2001